Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Mawson Infrastructure Group Inc. (the “Company”) for the period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Rahul Mewawalla, Chief Executive Officer of the Company, and William Regan, Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MAWSON INFRASTRUCTURE GROUP INC.

Date: May 15, 2025	By:	/s/ Rahul Mewawalla
Rahul Mewawalla
Chief Executive Officer and President
(Principal Executive Officer)

MAWSON INFRASTRUCTURE GROUP INC.

Date: May 15, 2025	By:	/s/ William Regan
William Regan Chief Financial Officer
(Principal Financial and Accounting Officer)